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Exhibit 32

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

         In connection with the Report of Amaru, Inc. (the "Company") on Form 10-QSB for the for the quarter ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Colin Binny President (Chief Executive Officer) of the Company, certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Colin Binny
-------------------------------------
Colin Binny
President (Chief Executive Officer)
May 24, 2004


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                           CERTIFICATION OF PRESIDENT
                     AND CHIEF FINANCIAL OFFICER PURSUANT TO
                      SECTION 906 OF THE SARBANES-OXLEY ACT

         In connection with the Report of Amaru, Inc. (the "Company") on Form 10-QSB for the for the quarter ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Colin Binny, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Colin Binny
-------------------------------------
Colin Binny
Chief Financial Officer
May 24, 2004